FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 9, 2011 among FLIR SYSTEMS, INC., an Oregon corporation (the "Company"), certain Subsidiaries of the Company party hereto as Designated Borrowers (together with the Company, the "Borrowers" and, each a "Borrower"), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 8, 2011 (as amended, the "Credit Agreement");

     WHEREAS, the Company is requesting that the Lenders agree to modify certain provisions of the Credit Agreement; and

     WHEREAS, the Administrative Agent and the Lenders have agreed to amend certain terms of the Credit Agreement on the terms, and subject to the condition, set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.	Amendment to Credit Agreement.

(a) Section 1.01. A new definition of "Designated Borrower Sublimit" is hereby added to Section 1.01 of the Credit Agreement to read as follows:

     "Designated Borrower Sublimit" means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $50,000,000. The Designated Borrower Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

     (b) Section 1.01. The definition of "Immaterial Subsidiary" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

     "Immaterial Subsidiary" means (a) FSI Holdings Inc. and (b) as of any date of determination, any other Subsidiary of the Company (i) that, together with its Subsidiaries, does not have assets as of such date that exceed 15% of total assets of the Company and its Subsidiaries, on a consolidated basis, as of such date or (ii) whose, together with its Subsidiaries', contribution to Consolidated EBITDA, for the four quarter period ending immediately prior to such date, does not exceed 15% of Consolidated EBITDA for such period. Notwithstanding the forgoing, no Subsidiary that Guarantees obligations under any indenture of the Company in respect of aggregate outstanding Indebtedness in excess of the Threshold Amount shall be an Immaterial Subsidiary.

     (c) Section 2.01. The proviso at the end of the first sentence of Section 2.01(a) of the Credit Agreement is hereby amended to read as follows:

provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender's Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving Commitment and (iii) the aggregate Outstanding Amount of the Revolving Loans owing by the Designated Borrowers shall not exceed the Designated Borrower Sublimit then in effect.

     (d) Section 2.05. The following sentence is added to the end of Section 2.05(b) of the Credit Agreement to read as follows:

If the Administrative Agent notifies the Company at any time that the Outstanding Amount of Revolving Loans made to Designated Borrowers at such time exceeds the Designated Borrower Sublimit then in effect, then, within two Business Days after receipt of such notice, the Designated Borrowers shall prepay Loans in an aggregate amount equal to the excess of such Outstanding Amount over the Designated Borrower Sublimit then in effect.

     (e) Section 8.02. Section 8.02 of the Credit Agreement is hereby amended to read as follows:

8.02 Indebtedness.

     Permit the aggregate principal amount of all Indebtedness of all Subsidiaries of the Company (other than intercompany Indebtedness among the Company and its Subsidiaries) to exceed an amount equal to (i) ten percent (10%) of the consolidated total assets of the Company and its Subsidiaries, as determined in accordance with GAAP less (ii) the aggregate principal amount of Indebtedness of the Loan Parties secured by Liens incurred pursuant to Section 8.01(o).

     2. Effectiveness; Condition Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Loan Parties and the Required Lenders.

     3. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, the Subsidiary Guarantor reaffirms its guaranty obligations set forth in the Credit Agreement.

4.	Authority/Enforceability. Each of the Loan Parties represents and warrants as follows: (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

     (d) The execution and delivery of this Amendment does not (i) contravene any provision of its Organization Documents or (ii) materially violate any Laws applicable to it.

     5. Representations. The Loan Parties represent and warrant to the Lenders that the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

     6. Release. In consideration of the Lenders entering into this Amendment, the Loan Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

     7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or .pdf shall be effective as an original.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND

OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:	FLIR SYSTEMS, INC.,
an Oregon corporation

	By:	/s/ Anthony L, Trunzo

	Name:	Anthony L. Trunzo
	Title:	Senior Vice President, Finance and Chief Financial Officer

FLIR SYSTEMS, B.V., a Netherlands company

By: /s/ Andrew C. Teich

Name:	Andrew C. Teich
Title:	Director A

By:	/s/ G.A. Somaroo	/s/ E.S. van Dalen

Name: Intertrust (Netherlands) B.V. Title: Director B

FLIR SYSTEMS HOLDING AB, a Swedish corporation

By:	/s/ Earl R. Lewis

Name:	Earl R. Lewis

Title: Director

By:	/s/ Andrew C. Teich

Name:	Andrew C. Teich
Title:	Managing Director

FLIR SYSTEMS AKTIEBOLAG, a Swedish corporation

By:	/s/ Earl R. Lewis

Name:	Earl R. Lewis

Title: Chairman

By:	/s/ Andrew C. Teich

Name:	Andrew C. Teich
Title:	Managing Director

FLIR SYSTEMS LTD., a company incorporated in England and Wales

By:	/s/ William A. Sundermeier

Name:	William A. Sundermeier

Title: Director

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Dora A. Brown

	Name:	Dora A. Brown
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Jennifer Green

	Name:	Jennifer Green
Title: AVP

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Kurban H. Merchant

	Name:	Kurban H. Merchant
	Title:	Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Keith Winzenreid

	Name:	Keith Winzenreid
	Title:	Credit Executive

UNION BANK, N.A.,
as a Lender

	By:	/s/ David S. Dransfield

	Name:	David S. Dransfield
	Title:	Vice President

SVENSKA HANDELSBANKEN AB (publ),
as a Lender

	By:	/s/ Richard Johnson

	Name:	Richard Johnson
Title: SVP

THE NORTHERN TRUST COMPANY,
as a Lender

	By:	/s/ Brandon Rolek

	Name:	Brandon Rolek
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Mike Mitchell

	Name:	Mike Mitchell
	Title:	Vice President